UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

0-51357	Delaware	52-2084569
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BLDR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

The information contained under the subsection “Financial Guidance for the Three Months Ended March 31, 2020 Reaffirmed” in Item 7.01 below is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

Notes Offering

On April 21, 2020, Builders FirstSource, Inc. (the “Company”) issued a press release to announce that it intends, subject to market and other conditions, to offer (the “Offering”) $250 million aggregate principal amount of its 6.750% Senior Secured Notes due 2027 (the “Notes”). The Notes will form part of the same series as the $400 million aggregate principal amount of 6.750% Senior Secured Notes due 2027 issued on May 30, 2019 and the $75 million aggregate principal amount of 6.750% Senior Secured Notes due 2027 issued on July 25, 2019.

Any Notes issued in connection with the Offering would be issued in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be “qualified institutional buyers,” as defined in and in accordance with Rule 144A under the Securities Act, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act.  Accordingly, the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release issued by the Company announcing the launch of the offering of the Notes is filed as Exhibit 99.1 hereto.

Financial Guidance for the Three Months Ended March 31, 2020 Reaffirmed

In connection with the Offering, the Company reaffirms the following financial guidance it previously provided on April 6, 2020. Net sales for the three-month period ended March 31, 2020 are expected to be between $1,754 million and $1,819 million, up between 6 to 10 percent, on a sales per day basis, compared to the prior year period.  Adjusted EBITDA for the three months ended March 31, 2020 is expected to be between $90 million and $100 million, down between 1 and 11 percent compared to the prior year period. For a definition of Adjusted EBITDA, an explanation of the reasons our management uses this measure and a discussion of certain of its limitations, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2020.

Additionally, the Company estimates that, as of March 31, 2020, long-term debt and lease obligations totaled approximately $1,415 million, net of approximately $164 million of cash and cash equivalents, as compared to long-term debt and lease obligations of approximately $1,286 million, net of approximately $14 million of cash and cash equivalents, as of December 31, 2019. The Company further estimates that net excess borrowing availability under the Company's senior secured ABL facility was approximately $508 million as of March 31, 2020, as compared to $681.2 million as of December 31, 2019. After giving effect to (i) the Offering and the use of proceeds therefrom, (ii) the offering of the Company's 5.000% Senior Notes due 2030, the borrowings in February 2020 under the revolving credit facility and the use of proceeds therefrom, (iii) the borrowing in March 2020 of $150 million under the revolving credit facility and (iv) additional borrowings since December 31, 2019 under the revolving credit facility, the Company has approximately $918 million of liquidity, comprised of approximately $164 million of cash and cash equivalents as of March 31, 2020, approximately $508 million of net excess borrowing availability under the revolving credit facility as of March 31, 2020 and an additional approximately $246 million of net excess borrowing availability under the revolving credit facility following the use of proceeds from the Offering.

This information is based upon the Company’s estimates and currently available information, and is subject to revision as a result of, among other things, the completion of its financial closing procedures, the completion of its financial statements for such period and the completion of other operational procedures. Any such change may potentially be material. Readers should exercise caution in relying on this information and should draw no inferences from this information regarding financial or operating data not provided. The Company cannot assure you that these preliminary results will not differ materially from the information reflected in our financial statements for such period when they have been finalized.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Readers are cautioned not to place undue reliance on forward-looking statements.  In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements.  As with the forward-looking statements included in this Current Report on Form 8-K, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors.  All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this Current Report on Form 8-K was filed.  Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could cause our financial and other results to differ materially from the forward-looking statements we make herein can be found in the risk factors section of our most recent Annual Report on Form 10-K filed with the SEC and may also be described from time to time in the other reports the Company files with the SEC. Consequently, all forward-looking statements in this Current Report on Form 8-K are qualified by the factors, risks and uncertainties contained therein.

The information in Items 2.02 and 7.01 and Exhibit 99.1 attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 8.01.Other Events.

The Company is filing this Item 8.01 disclosure to supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The outbreak of a health epidemic or pandemic, including the coronavirus disease 2019 (“COVID-19”) pandemic, may have an adverse effect on our business.

Our business could be materially and adversely affected by the outbreak of a widespread health epidemic or pandemic, such as the current COVID-19 pandemic or any recurrence or worsening of the COVID-19 pandemic, particularly if located in regions where we derive a significant amount of our revenue or profit or where our suppliers and customers are located. The occurrence of such an outbreak or other adverse public health developments could materially disrupt our business and operations. Such events could also significantly impact our industry and cause a temporary closure of locations, which could severely disrupt our operations and have a material adverse effect on our business, financial condition and results of operation. Some of our locations have been closed in the few states or counties where construction activities have been prohibited.

In addition, our operations could be disrupted if any of our employees or employees of our suppliers or customers were suspected or confirmed of having COVID-19 or other illnesses and such illness required us or our suppliers or customers to quarantine some or all such employees or disinfect our locations.

The COVID-19 pandemic could also cause disruptions in our supply chain. The inability of our suppliers to meet our supply needs in a timely manner or our quality standards could cause delays to delivery date requirements of our customers. Such failures could result in the cancellation of orders, customers’ refusal to accept deliveries, a reduction in purchase prices, and ultimately, termination of customer relationships, any of which could have a material adverse effect on our business, financial condition, results of operations and liquidity. In that case, we may be required to seek alternative sources of materials or products. Although we believe that we can manage our exposure to these risks, we cannot be certain that we will be able to identify such alternative materials or sources without delay or without greater cost to us. Our inability to identify and secure alternative sources of supply in this situation could have a material adverse effect on our ability to satisfy customer orders.

We could also be adversely affected if government authorities impose further mandatory closures, seek voluntary closures, impose restrictions on our operations, or if suppliers issue mass recalls of products.  Even if such measures are not further implemented and a virus or other disease does not spread significantly, the perceived risk of infection or health risk may adversely affect our business and operating results.

We cannot predict the duration or scope of the COVID-19 pandemic or when or how our business, financial conditions and results of operations will be impacted by it, including as a result of the recent deterioration in the U.S. economy and any related impact on the residential homebuilding industry, and based on the duration and scope, such impact could be material. Historically, in times of an economic recession, new home construction in the United States has slowed considerably. Any significant downturn in new home construction as a result of the economic impact of the COVID-19 pandemic could have an adverse effect on our business, financial condition and results of operations.

To the extent the COVID-19 pandemic adversely affects our business, financial conditions and results of operations, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section or the “Risk factors” section included in our Annual Report on Form 10-K incorporated by reference herein, such as those relating to our substantial level of indebtedness, our future capital needs, our need to generate sufficient cash to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

We have taken certain precautions due to the recent COVID-19 pandemic that could harm our business.

In light of the uncertain and rapidly evolving situation relating to the spread of COVID-19, we have taken temporary precautionary measures intended to help minimize the risk of the virus to our employees, our customers, and the communities in which we participate, which could negatively impact our business. In an effort to help slow the spread of COVID-19, we are temporarily requiring all employees who are able to work remotely to do so, have suspended all non-essential travel for our employees, are canceling or postponing company-sponsored events, and are discouraging employee attendance at industry events and in-person work-related meetings. While we have a distributed workforce and our employees are accustomed to working remotely or working with other remote employees if necessary, our workforce is not fully remote. Our employees travel frequently to establish and maintain relationships with our customers and suppliers, and for other business purposes. Although we continue to monitor the situation and may adjust our current policies as more information and guidance become available, temporarily suspending travel and doing business in-person could negatively impact our marketing efforts, challenge our ability to enter into customer contracts in a timely manner, or create operational or other challenges as we adjust to a largely remote workforce, any of which could harm our business. The extent to which COVID-19 and our precautionary measures may impact our business will depend on future developments, which are highly uncertain and unpredictable.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering, dated April 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: April 21, 2020	By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary